THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                        SEGMENT DATA
                                                        ------------
                                                        (UNAUDITED)
                                                        -----------




                                                       Three Months Ended                           % Change From
                                        -------------------------------------------------      ---------------------------
                                        February 29,       February 28,       November 30,     February 28,    November 30,
                                           2004               2003               2003              2003            2003
                                        -----------        -----------        -----------      -----------     -----------
                                                          (In thousands)
NET REVENUES

Capital Markets
       Institutional Equities           $   297,400        $   276,461        $   266,254            7.6%         11.7%
       Fixed Income                         822,268            791,217            648,948            3.9%         26.7%
       Investment Banking                   253,179            187,764            250,322           34.8%          1.1%
                                        -----------        -----------        -----------
  Total Capital Markets                   1,372,847          1,255,442          1,165,524            9.4%         17.8%

Global Clearing Services                    217,614            175,778            219,960           23.8%        (1.1)%

Wealth Management
      Private Client Services (1)           110,897             84,153            105,082           31.8%          5.5%
      Asset Management                       41,890             31,432             39,884           33.3%          5.0%
                                        -----------        -----------         -----------
Total Wealth Management                     152,787            115,585            144,966           32.2%          5.4%

Other (2)                                   (17,325)           (31,371)               827           44.8%           nm
                                        -----------        -----------        -----------
             Total net revenues         $ 1,725,923        $ 1,515,434       $  1,531,277           13.9%         12.7%
                                        ===========         ===========       ===========


PRE-TAX INCOME

Capital Markets                         $   516,369        $   465,919       $   433,239           10.8%         19.2%
Global Clearing Services                     78,502             52,150            87,127           50.5%         (9.9)%
Wealth Management                            20,867              5,719            (1,301)         264.9%           nm
Other (2)                                   (84,760)           (98,589)          (82,302)          14.0%         (3.0)%
                                        -----------        -----------        -----------
             Total pre-tax income       $   530,978        $   425,199       $   436,763           24.9%         21.6%
                                        ===========        ===========        ===========


(1) Private Client Services Detail:

    Gross Revenues, before transfer to
       Capital Markets Segment         $ 137,629      $  103,469     $ 128,979
    Revenue transferred to Capital
       Markets Segment                   (26,732)        (19,316)      (23,897)
                                        -----------   ------------   ----------
                                       $ 110,897      $   84,153     $ 105,082
                                        ==========    ============   ==========

(2) Includes consolidation and elimination entries, unallocated revenues
(predominantly  interest)  and  certain  corporate   administrative   functions,
including certain legal costs and costs related to the Capital Accumulation Plan for Senior Managing Directors ("CAP Plan").

Note: Certain reclassifications have been made to prior period amounts within the Wealth Management segment to conform to the current period's presentation.

nm   - not meaningful

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                        (UNAUDITED)
                                                        -----------


                                                      Three Months Ended                      % Change From
                                            ------------------------------------------   ---------------------------
                                             February 29,   February 28,    November 30,   February 28,   November 30,
                                                2004           2003            2003            2003          2003
                                             ------------   ------------   ------------   ------------   ------------
                                                 (In thousands, except share and per share data)
REVENUES
    Commissions                             $     308,103  $     241,915    $    288,441        27.4%          6.8%
    Principal transactions                        946,862        968,464         790,486        (2.2)%        19.8%
    Investment banking                            260,410        167,583         225,763        55.4%         15.3%
    Interest and dividends                        520,464        434,159         495,514        19.9%          5.0%
    Other income                                   45,606         25,794          64,842        76.8%       (29.7)%
                                                 -----------   ------------    ------------
       Total revenues                           2,081,445      1,837,915       1,865,046        13.3%         11.6%
    Interest expense                              355,522        322,481         333,769        10.2%          6.5%
                                                ------------   ------------   ------------
       Revenues, net of interest expense        1,725,923      1,515,434       1,531,277        13.9%         12.7%
                                                ------------   ------------   ------------
NON-INTEREST EXPENSES
    Employee compensation and benefits            849,148        757,889         748,880        12.0%         13.4%
    Floor brokerage, exchange and clearance fees   56,900         44,680          43,498        27.4%         30.8%
    Communications and technology                  93,828         92,740          88,786         1.2%          5.7%
    Occupancy                                      33,615         34,943          34,959       (3.8)%        (3.8)%
    Advertising and market development             25,901         25,210          29,239         2.7%        (11.4)%
    Professional fees                              41,800         28,453          39,248        46.9%          6.5%
    Other expenses                                 93,753        106,320         109,904       (11.8)%       (14.7)%
                                                ------------   ------------   ------------
       Total non-interest expenses               1,194,945     1,090,235       1,094,514         9.6%          9.2%
                                                 ------------  ------------  ------------

    Income before provision for income taxes      530,978        425,199         436,763        24.9%         21.6%
    Provision for income taxes                    169,913        150,946         148,436        12.6%         14.5%
                                                ------------   ------------    ------------
    Net income                                $   361,065   $    274,253    $    288,327        31.7%         25.2%
                                                ============   ============   ============

    Net income applicable to common shares    $   353,646   $    266,261   $    280,533         32.8%         26.1%
                                                ============   ============   ============
    Adjusted net income used for diluted earnings
       per share (1)                          $   378,778   $    293,756   $    308,521         28.9%         22.8%
                                                ============   ============   ============

    Basic earnings per share                  $      2.88   $       2.21   $       2.43         30.3%         18.5%
                                                ============   ============   ============
    Diluted earnings per share                $      2.57   $       2.00   $       2.19         28.5%         17.4%
                                                ============   ============   ============

    Weighted average common shares outstanding:
            Basic                               129,118,964    129,773,603    124,090,961
                                                ============   ============   ============
            Diluted                             147,108,483    147,029,224    140,876,365
                                                 ============   ============  ============
    Cash dividends declared per common share   $      0.20   $       0.17   $       0.20
                                                ============   ============   ============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                                THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                SELECTED FINANCIAL INFORMATION
                                                ------------------------------
                                                         (UNAUDITED)
                                                         -----------



                                                                                                Three Months Ended
                                                                                  --------------------------------------------
                                                                                   February 29,    November 30,     August 31,
                                                                                      2004            2003            2003
                                                                                  ------------    ----------------------------
                                                                            (In thousands, except common share data and other data)
Results
Revenues, net of interest expense                                               $ 1,725,923       $ 1,531,277    $ 1,485,060
Net income                                                                        $ 361,065         $ 288,327      $ 313,415
Net income  applicable to common  shares                                          $ 353,646         $ 280,533      $ 305,621
Adjusted net income used for diluted earnings per share (1)                       $ 378,778         $ 308,521      $ 334,180

Financial Position
Stockholders' equity, at period end                                             $ 7,817,777       $ 7,470,088    $ 6,875,668
Total stockholders' equity and trust issued preferred securities, at period end $ 8,080,277       $ 8,032,588    $ 7,438,168
Total capital, at period end                                                   $ 40,014,851      $ 37,463,053   $ 34,438,022

Common Share Data
Basic earnings per share                                                           $ 2.88           $ 2.43          $ 2.54
Diluted earnings per share                                                         $ 2.57           $ 2.19          $ 2.30
Book value per common share, at period end                                        $ 51.19          $ 48.69         $ 45.46
Weighted average common shares outstanding:
     Basic                                                                     129,118,964       124,090,961    128,681,694
     Diluted                                                                   147,108,483       140,876,365    145,599,540
Common shares outstanding, at period end (2)                                   144,320,701       142,369,836    146,662,752

Financial Ratios
Return on average common equity (annualized)                                       21.3%           19.6%           21.3%
Adjusted pre-tax profit margin (3)                                                 33.3%           31.7%           35.8%
Pre-tax profit margin (4)                                                          30.8%           28.5%           32.5%
After-tax profit margin (5)                                                        20.9%           18.8%           21.1%
Compensation & benefits / Revenues, net of interest expense                        49.2%           48.9%           45.9%

Other Data (in billions, except employees)
Margin debt balances, at period end                                              $ 47.9          $ 45.7          $ 41.6
Margin debt balances, average for period                                         $ 46.6          $ 42.2          $ 43.3
Customer short balances, at period end                                           $ 77.0          $ 72.6          $ 66.3
Customer short balances, average for period                                      $ 74.3          $ 70.1          $ 68.0
Stock borrowed, at period end                                                    $ 57.0          $ 54.3          $ 52.1
Stock borrowed, average for period                                               $ 58.5          $ 57.4          $ 54.2
Free credit balances, at period end                                              $ 26.1          $ 24.9          $ 22.0
Free credit balances, average for period                                         $ 26.5          $ 22.9          $ 21.2
Assets under management, at period end                                           $ 29.1          $ 27.1          $ 25.7
Employees, at period end                                                         10,431          10,532          10,515


                                                                                  ----------------------------
                                                                                     May 31,         February 28,
                                                                                      2003              2003
                                                                                  ----------------------------


Income Statement
----------------
Results
Revenues, net of interest expense                                                   $ 1,462,720        $ 1,515,434
Net income                                                                            $ 280,411          $ 274,253
Net income applicable to common shares                                                $ 272,616          $ 266,261
Adjusted net income used for diluted earnings per share (1)                           $ 299,533          $ 293,756

Financial Position
Stockholders' equity, at period end                                                 $ 6,714,397        $ 6,529,628
Total stockholders' equity and trust issued preferred securities, at period end     $ 7,276,897        $ 7,092,128
Total capital, at period end                                                       $ 33,520,967       $ 31,987,917

Common Share Data
Basic earnings per share                                                              $ 2.27             $ 2.21
Diluted earnings per share                                                            $ 2.05             $ 2.00
Book value per common share, at period end                                           $ 43.52            $ 41.64
Weighted average common shares outstanding:
     Basic                                                                        128,711,363         129,773,603
     Diluted                                                                      146,062,838         147,029,224
Common shares outstanding, at period end (2)                                      146,915,258         146,659,224
                                            -10-

Financial Ratios
Return on average common equity (annualized)                                         19.7%               19.9%
Adjusted pre-tax profit margin (3)                                                   32.4%               31.2%
Pre-tax profit margin (4)                                                            29.3%               28.1%
After-tax profit margin (5)                                                          19.2%               18.1%
Compensation & benefits / Revenues, net of interest expense                          47.3%               50.0%

Other Data (in billions, except employees)
Margin debt balances, at period end                                                 $ 44.1              $ 38.1
Margin debt balances, average for period                                            $ 39.5              $ 36.3
Customer short balances, at period end                                              $ 66.2              $ 56.5
Customer short balances, average for period                                         $ 62.0              $ 57.0
Stock borrowed, at period end                                                       $ 48.6              $ 41.7
Stock borrowed, average for period                                                  $ 47.9              $ 45.1
Free credit balances, at period end                                                 $ 20.4              $ 18.7
Free credit balances, average for period                                            $ 19.3              $ 18.9
Assets under management, at period end                                              $ 24.4              $ 23.3
Employees, at period end                                                            10,472              10,506




(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.
(2) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.
(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of net income to revenues, net of interest expense.